                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                                File No. 0-17973

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               I-LINK INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

            N/A

2) Aggregate number of securities to which transaction applies:

            N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            N/A

4) Proposed maximum aggregate value of transaction:

            N/A

5)    Total fee paid:      $______________

[  ]  Fee paid previously with preliminary materials.

                                    [LOGO]

                          13751 S. WADSWORTH PARK DRIVE
                                    SUITE 200
                               DRAPER, UTAH 84020

                                                                 John W. Edwards
                                                       Chairman, Chief Executive
                                                           Officer and President


February 2, 2000


Dear Stockholder:

It is my pleasure to invite you to a Special Meeting of Stockholders of I-Link Incorporated.


We will hold the meeting on Friday, February 11, 2000 at 10:00 a.m. at the Marriott Courtyard Hotel, 10701 South Holiday Park Drive, Sandy, Utah 84070. In addition to the formal items of business, I will be available at the meeting to answer your questions. The Special Meeting is not being held in lieu of our annual meeting; that will be held as soon as reasonably possible after financial statements for 1999 are prepared for distribution to you and other stockholders. This booklet includes the notice of the Special Meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, and provides information about I-Link.



Stockholders of record at the close of business on January 18, 2000 may vote at the meeting. Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.


We look forward to seeing you at the meeting.

Very truly yours,

John W. Edwards

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                    [LOGO]


                    Date:      Friday, February 11, 2000

                    Time:      10:00 a.m.
                               Marriott Courtyard
                               10701 South Holiday Park Dr.

                    Place:     Sandy, Utah 84070


Dear Stockholders:

At our Special Meeting we will ask you to:


1. Approve the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock as shall be appropriate upon conversion of the remaining outstanding shares of Series F Preferred held by JNC Opportunity Fund Ltd. As of the date of this proxy statement, JNC Opportunity Fund has received slightly less than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock, and is precluded from converting additional shares of the Series F preferred stock absent your approval; and


2. Transact any other business that may properly be presented at the Special Meeting.


If you were a stockholder of record at the close of business on January 18, 2000, you may vote at the Special Meeting.



                                       By Order of the Board of Directors,


                                       David E. Hardy
                                         Secretary

Draper, Utah

February 2, 2000

                                TABLE OF CONTENTS


INFORMATION ABOUT THE SPECIAL MEETING AND VOTING..............................................  1
Why Did You Send Me This Proxy Statement?.....................................................  1
How Many Votes Do I Have?.....................................................................  1
What Proposal Will Be Addressed At The Special Meeting?.......................................  1
How Do I Vote In Person?......................................................................  2
Why Would the Special Meeting Be Postponed?...................................................  2
How Do I Vote By Proxy?.......................................................................  2
May I Revoke My Proxy?........................................................................  2
Where Are I-Link's Principal Executive Offices?...............................................  3
What Vote Is Required to Approve Each Proposal?...............................................  3
Are There Any Dissenters' Rights of Appraisal?................................................  3
Who Bears the Cost of Soliciting Proxies?.....................................................  3

INFORMATION ABOUT I-LINK STOCK OWNERSHIP......................................................  3
Which Stockholders Own at Least 5% of I-Link?.................................................  3
How Much Stock is Owned by Directors and Executive Officers?..................................  4
Do Any of the Officers and Directors Have an Interest in the Matters to be Acted Upon?........  6

DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD...............................................  6
PROPOSAL 1:To approve the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock as shall be appropriate upon conversion of the remaining outstanding shares of
     Series F preferred stock held by JNC Opportunity Fund Ltd. As of the date of this proxy statement, JNC Opportunity Fund has received slightly less than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock, and is precluded from converting additional shares of the Series F preferred stock absent your approval.....................................................................  6
OTHER PROPOSED ACTION:........................................................................  8

ATTACHMENT:  PROXY CARD


                               I-LINK INCORPORATED

                                 PROXY STATEMENT

                             DATED FEBRUARY 2, 2000

                         SPECIAL MEETING OF STOCKHOLDERS

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the Board of Directors of I-Link Incorporated, a Florida corporation, is soliciting your proxy vote at a Special Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote intelligently at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?


         We will be sending this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about February 2, 2000 to all stockholders. Stockholders who owned I-Link common stock at the close of business on January 18, 2000 (the "Record Date") are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the Special Meeting. Similarly, holders of Series M preferred stock and Series N preferred stock are entitled to vote with the common stock on an as-converted basis.



         On the Record Date, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote, each share of Series M preferred stock is entitled to approximately 1,693 votes, and each share of Series N preferred stock is entitled to approximately 445 votes.



CLASS OF STOCK                         SHARES OUTSTANDING          EQUIVALENT VOTES
----------------------------------     ------------------       -----------------------
Common stock                               24,150,590           24,150,590
Class C preferred stock                        33,677                    0 (non-voting)
Series F preferred stock                          248                    0 (non-voting)
Series M preferred stock                        4,400            7,450,264
Series N preferred stock                       16,315            7,270,499
                                                                ----------
Total Votes at Special Meeting of Stockholders:                 38,871,353
                                                                ==========


WHAT PROPOSAL WILL BE ADDRESSED AT THE SPECIAL MEETING?


         We will address the following proposal at the Special Meeting:



1. Approval of the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock as shall be appropriate upon conversion of the remaining outstanding shares of Series F preferred stock held by JNC Opportunity Fund Ltd. As of the date of this proxy statement, JNC Opportunity Fund has received slightly less than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock, and is precluded from converting additional shares of the Series F preferred stock absent your approval; and

2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

HOW DO I VOTE IN PERSON?


         If you plan to attend the Special Meeting in Sandy, Utah on Friday, February 11, 2000, or at a later date due to postponement, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.


WHY WOULD THE SPECIAL MEETING BE POSTPONED?


         The Special Meeting will be postponed if a quorum is not present on February 11, 2000. If more than half of all of the shares of stock entitled to vote at the Special Meeting are present in person or by proxy, a quorum will be present and business can be transacted at the Special Meeting. If a quorum is not present, the Special Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.


HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices your proxy will vote your shares as recommended by the Board of Directors as follows:


- "FOR" the approval of the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock as shall be appropriate upon conversion of the remaining outstanding shares of Series F preferred stock held by JNC Opportunity Fund Ltd. As of the date of this proxy statement, JNC Opportunity Fund has received slightly less than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock, and is precluded from converting additional shares of the Series F preferred stock absent your approval.


         If any other matter is presented, your proxy will vote your shares in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

-        You may send in another proxy with a later date.

- You may notify I-Link in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting, that you have revoked your proxy.

-        You may vote in person at the Special Meeting.

WHERE ARE I-LINK'S PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 13751 S. Wadsworth Park Drive, Draper, Utah 84020.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?


         PROPOSAL 1: APPROVE THE ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK EQUAL TO OR GREATER THAN 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE THE INITIAL ISSUANCE OF THE SERIES F PREFERRED STOCK AS SHALL BE APPROPRIATE UPON CONVERSION OF THE REMAINING OUTSTANDING SHARES OF SERIES F PREFERRED STOCK HELD BY JNC OPPORTUNITY FUND LTD. AS OF THE DATE OF THIS PROXY STATEMENT, JNC OPPORTUNITY FUND HAS RECEIVED SLIGHTLY LESS THAN 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE THE INITIAL ISSUANCE OF THE SERIES F PREFERRED STOCK, AND IS PRECLUDED FROM CONVERTING ADDITIONAL SHARES OF THE SERIES F PREFERRED STOCK ABSENT YOUR APPROVAL.


         Proposal 1 must be approved by a majority of the votes cast.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The Board of Directors has not proposed any action for which the laws of the State of Florida, the Articles of Incorporation or By-Laws of I-Link provide a right to a stockholder to dissent and obtain payment for shares.

WHO BEARS THE COST OF SOLICITING PROXIES?


         I-Link will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for those expenses involved in forwarding proxy materials to beneficial owners and soliciting their execution. The costs of such solicitations, if any, are not expected to exceed $15,000.


                    INFORMATION ABOUT I-LINK STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF I-LINK?


         The common stock, the Series M preferred stock and the Series N preferred stock, both of which votes on an as-converted basis with the common stock, constitute the only voting securities of I-Link. Each share of Class C preferred stock is convertible, at the option of its holder, into 24 shares of common stock, each share of Series M preferred stock is convertible, at the option of its holder, into approximately 1,693 shares of common stock (which figure includes conversion price adjustments and the allowance for dividends accrued but not paid on the Series M preferred stock, through the Record Date), and each share of Series N preferred stock is convertible, at the option of its holder, into approximately 445 shares of common stock. The following table shows, as of as the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of more than 5% of the common stock, or "beneficial owners" of a sufficient number of shares of Class C preferred stock, Series F preferred stock, Series M preferred stock or Series N preferred stock to be converted into at least 5% of the common stock. JNC Opportunity Fund Ltd. ("JNC") is the only holder of Series F preferred stock. JNC is not listed on the table below because, under the terms of the Series F preferred stock, JNC may not convert shares of Series F preferred stock (or receive related dividends in common stock) to the extent that the number of shares of common stock beneficially owned by it and its affiliates after such conversion or dividend payment would exceed 4.999% of the issued and outstanding shares of common stock following such conversion. This limitation applies to the number of shares of common stock held at any one time and does not prevent JNC from converting some of its shares of Series F preferred stock, selling the common stock received, then, subject to the aforementioned limitation, converting additional shares of Series F preferred stock. The 4.999% limitation may be waived by JNC upon 75 days notice to I-Link. However, if no effect were given to the 4.999% limitation, then JNC would be deemed to be the beneficial owner of approximately
1,515,000 shares of common stock, or 5.9% of the then-outstanding common stock of I-Link. On the Record Date, there were 24,150,590 shares of common stock issued and outstanding, 33,677 shares of Class C preferred stock issued and outstanding, 248 shares of Series F preferred stock issued and outstanding; 4,400 shares of Series M preferred stock issued and outstanding and 16,315 shares of Series N preferred stock issued and outstanding.




NAME AND ADDRESS                                                 NUMBER OF SHARES     % OF COMMON STOCK
OF BENEFICIAL OWNER (1)                 TITLE OF CLASS          BENEFICIALLY OWNED  BENEFICIALLY OWNED(2)
----------------------------------     ----------------         ------------------  ---------------------
John W. Edwards                          Common Stock             1,650,838 (3)             6.4%
13751 S. Wadsworth Park Drive
Draper, UT 84020

Winter Harbor, L.L.C.                    Common Stock            52,340,385 (4)             68.4%
c/o First Media, L.P.                      Series M
11400 Skipwith Lane                    Preferred Stock                4,400
Potomac, MD 20854                          Series N
                                       Preferred Stock               14,404

-------------------
(1) Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(2) As to each person or entity named as beneficial owners, such person's or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.


(3)      Represents shares of common stock issuable pursuant to options.



(4) Includes 7,450,264 shares of common stock issuable upon conversion of Series M preferred stock, 6,418,895 shares of common stock issuable upon conversion of Series N preferred stock, 4,931,226 shares of common stock issuable upon conversion of Series M preferred stock which may be issued on conversion of promissory notes held by the named stockholder, and 28,540,000 shares of common stock issuable upon exercise of warrants. In addition, I-Link includes herein 5,000,000 shares of common stock issuable upon exercise of warrants which the named stockholder will be entitled to receive should it convert its promissory notes to common stock. Winter Harbor is owned by First Media, L.P., a private media and communications company which is a private investment principally of Richard E. Marriott and his family. I-Link's general counsel, David E. Hardy, is a brother of Ralph W. Hardy, Jr. who is general counsel and a minority equity holder in Winter Harbor. David E. Hardy has no ownership in or association with Winter Harbor. Thomas A. Keenan's wife has an interest in First Media, L.P. See Directors and Officers Table below, Footnote 6.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?


         The following table shows, as of the Record Date, the common stock and any preferred stock owned by each director and executive officer. As of the Record Date, all of the present directors, as a group of five persons, own beneficially 2,632,006 shares (9.9% of the total outstanding shares) and all of our present directors and executive officers, as a group of eight persons, own beneficially 4,467,769 shares (16.1% of the total outstanding shares) of our common stock. To the knowledge of management, as of the Record Date, John W. Edwards is the only executive officer or director who owns beneficially 5% or more of our outstanding shares of common stock.


                                                                 NUMBER OF SHARES     % OF COMMON STOCK
NAME OF BENEFICIAL OWNER (1)            TITLE OF CLASS          BENEFICIALLY OWNED  BENEFICIALLY OWNED(2)
----------------------------------     ----------------         ------------------  ---------------------
John Ames                                Common Stock                117,667                    *

David Bradford                           Common Stock                 50,000                    *

Joseph A. Cohen                          Common Stock                516,000 (3)
                                           Class C                     3,000                  2.1%
                                       Preferred Stock

John W. Edwards                          Common Stock              1,650,838 (4)              6.4%

David E. Hardy                           Common Stock                875,470 (5)              3.5%

Thomas A. Keenan                         Common Stock                151,667 (6)                *

Dror Nahumi                              Common Stock                842,626 (7)              3.5%

Henry Y.L. Toh                           Common Stock                263,501 (8)              1.1%

All Executive Officers and               Common Stock              4,467,769 (9)
Directors as a Group (8 people)            Class C                     3,000                 16.1%
                                       Preferred Stock


-------------------
*    Indicates less than one percent.

(1) Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(2) As to each person or entity named as beneficial owners, such person's or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.


(3) Includes 444,000 shares of common stock issuable pursuant to options and 72,000 shares of common stock issuable to the Leslie Group, Inc. upon conversion of 3,000 shares of Class C preferred stock held of record by Leslie Group, Inc., of which Mr. Cohen is President.



(4)  Represents shares of common stock issuable pursuant to options.



(5) Represents shares of common stock issuable pursuant to options and warrants.



(6) Includes 81,667 shares of common stock issuable pursuant to options and 70,000 shares of common stock held of record by members of Mr. Keenan's immediately family. Mr. Keenan serves on the Board of Directors as the designee of Winter Harbor. Mr. Keenan's wife is the beneficiary of a trust which owns non-voting stock in the corporate general partner of First Media, L.P., the parent of Winter Harbor. Neither Mr. Keenan nor his wife has dispositive power or voting control over these securities of I-Link held by Winter

     Harbor. See Footnote 4 of the previous table. Mr. Keenan disclaims beneficial ownership of the securities held by Winter Harbor.



(7)  Includes 104,168 shares of common stock issuable pursuant to options.



(8) Represents shares of common stock issuable pursuant to options. Does not include shares held of record by Four M International, Ltd., of which Mr. Toh is a director. Mr. Toh disclaims any beneficial ownership of such shares.



(9) Represents 809,458 shares of common stock issued, 3,586,311 shares of common stock which may be obtained pursuant to options and warrants exercisable within 60 days of the date hereof and 72,000 shares of common stock into which 3,000 shares of Class C preferred stock are convertible.


DO ANY OF THE OFFICERS AND DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?


         None of the I-Link officers or directors has any personal interest in the outcome of the proposal being presented to the stockholders at the Special Meeting. To the extent any officers or directors are holders of our securities, their interest in the outcome of the proposal would be the same (on a pro-rata basis) as any other shareholder.



                 DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD


                                   PROPOSAL 1:

    TO APPROVE THE ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK EQUAL TO OR GREATER THAN 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE THE INITIAL ISSUANCE OF THE SERIES F PREFERRED STOCK AS SHALL BE APPROPRIATE UPON CONVERSION OF THE REMAINING OUTSTANDING SHARES OF SERIES F PREFERRED HELD BY JNC OPPORTUNITY FUND LTD. AS OF THE DATE OF THIS
        PROXY STATEMENT, JNC OPPORTUNITY FUND HAS RECEIVED SLIGHTLY LESS
 THAN 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE
     THE INITIAL ISSUANCE OF THE SERIES F PREFERRED STOCK, AND IS PRECLUDED
        FROM CONVERTING ADDITIONAL SHARES OF THE SERIES F PREFERRED STOCK
                              ABSENT YOUR APPROVAL



         In July 1998, I-Link designated a new series of stock, the 5%
Series F Convertible Preferred Stock, and entered into an agreement with JNC for JNC's purchase of 1,000 shares of the Series F preferred stock for $10,000,000 in cash (the "JNC Financing Arrangement"). JNC is the sole holder of Series F preferred stock. The terms of the Series F preferred stock include, among other things, a conversion feature allowing JNC to convert the Series F shares into common stock; however they also include clauses limiting JNC from converting Series F shares into common stock for two reasons. The first reason is that JNC may not convert shares of Series F preferred stock (or receive related dividends in common stock) to the extent that the number of shares of common stock beneficially owned by it and its affiliates after such conversion or dividend payment would exceed 4.999% of the issued and outstanding shares of common stock following such conversion. This limitation applies to the number of shares of common stock held at any one time and does not prevent JNC from converting some of its shares of Series F preferred stock, selling the common stock received, then, subject to the aforementioned limitation, converting additional shares of Series F preferred stock. The 4.999% limitation may be waived by JNC upon 75 days notice to I-Link. The second clause limiting JNC's conversion activities states that JNC may not convert Series F shares into any number equal to or greater than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock. That number is equal to 3,693,682 shares of common stock. Currently I-Link has 24,150,590 common shares issued and outstanding. To date, JNC has converted a sufficient number of shares of Series F preferred stock into common stock such that it is now precluded from converting additional shares of the Series F preferred stock absent your approval The issuance of shares upon conversion of Series F preferred stock could be highly dilutive to current stockholders.

         Briefly, the conversion terms of the Series F preferred stock are as follows: Unless previously redeemed, the Series F preferred stock is convertible into shares of common stock ("conversion shares"), at any time and from time to time, at the option of the holder. The terms of the Series F preferred stock provide that, initially, the "conversion price" in effect on any conversion date will be the lesser of (x) $3.76 or (y) 81% of the average of the three lowest per share market values of the common stock during the twenty-two trading days immediately preceding the conversion or dividend payment date. The terms of the Series F preferred stock also provide that the conversion price will not be less than $2.50 (the "floor price"); however, in the event the market price remains below $2.50 for five consecutive trading days, the floor price would be re-set to a lower rate, provided that after such initial reset, if any, subsequent resets of the floor price may occur and would be based upon the then most recent reset price, and provided, further, that the floor price shall not be less than $1.25. As of January 18, 2000, the floor price has been reset to $2.033. The floor price will not apply in the event the common stock is not listed on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange. The ratio which determines the number of conversion shares issuable upon such conversion is equal to a fraction, the numerator of which is $10,000 plus accrued but unpaid dividends (including any accrued but unpaid late fees thereon) and the denominator of which is the conversion price at the time of conversion.



         I-Link's common stock is listed for quotation and trading on the Nasdaq SmallCap Market ("Nasdaq"). In order for us to continue that listing, we must comply with certain rules, called Marketplace Rules, that govern the continued listing of securities on Nasdaq. The 20% limitation was included in the terms of the Series F preferred stock in order to comply with the Marketplace Rules. To the extent that JNC indicates to us its intention or desire to convert a sufficient number of shares of Series F preferred stock which, when added together with all of its past conversions of Series F preferred stock, would total 3,693,682 or more shares of our common stock, the Marketplace Rules require your approval of that request. Specifically, Marketplace Rule 4310(c)(25)(H)(i)(d)(2) requires I-Link to obtain stockholder approval of any plan involving "the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock." The total number of shares that were outstanding in July 1998 was 18,468,408. Twenty percent of that number is 3,693,682. The total number of common shares outstanding today is 24,150,590. The terms of the JNC Financing Arrangement require I-Link to seek shareholder approval in the event JNC elects to convert its Series F preferred stock into a number of common shares that would exceed 20% of the total common shares outstanding in July 1998. Since July 1998 JNC has made multiple conversions, totaling 752 of its 1,000 shares of Series F preferred stock, into a total of 3,693,515 common shares, just under the 20% limit. On December 14, 1999 JNC made the election to require I-Link to seek shareholder approval to permit it to convert additional Series F preferred shares into a number of common shares what would exceed the 20% limit. If I-Link were to issue any additional common shares to JNC upon its further conversion of Series F preferred shares at conversion rates below the appropriate market price in effect in July 1998 (the "7/98 market price") but not to obtain stockholder approval, then it would be in violation of the Marketplace Rule, and its common stock would be subject to being delisted from the Nasdaq SmallCap Market. I-Link is not required to issue common shares in violation of the Marketplace Rule under the terms of the JNC Financing Agreement, and it is not I-Link's intent to do so. Based upon the conversion rate in effect on December 14, 1999 the remaining 248 shares of Series F preferred stock (together with accrued dividends) were convertible into approximately 1,280,000 common shares.



         It is our view that, by taking the measures we have taken, including preparing and mailing this proxy statement within the 60 days stipulated under the JNC Financing Arrangement, I-Link will have fulfilled the requirement to use its best efforts to obtain your approval; if that approval is not received, we believe that JNC would then be unable to make any further conversions of its Series F preferred stock at conversion rates below the 7/98 market price. On the other hand, JNC may argue that if shareholder approval is not obtained it can require I-Link either to (1) issue approximately 692,000 common shares using a conversion price equal to the 7/98 market price AND make a cash payment to JNC equal to approximately $4,100,000 (based upon the market price as of December 14, 1999), or (2) redeem its remaining 248 Series F preferred shares on an as-converted basis at a price equal to the greater of approximately $4,400,000 (based on the December 14, 1999 market price) or the market price on the date the redemption price is actually paid to JNC, which could be substantially higher. Although JNC's right to elect (1) or (2) above is provided for under certain circumstances in the JNC financing documents, the Designation of Preferences that governs the Series F preferred stock does not specify that JNC would have the right to elect either (1) or (2) in the event the stockholders do not approve this proposal. If shareholder approval is not obtained and JNC claims that it has the right to elect either (1) or
(2) above, there is no assurance that a position by I-Link that JNC does not have such right would prevail in resolution of any dispute with JNC that may arise relating to this matter. The Board of Directors has adopted a resolution declaring it advisable and in our best interest to carry out the JNC Financing Arrangement, and to seek stockholder approval of Proposal 1.


         In addition to the considerations of Rule 4310 set forth in the last paragraph, the staff of the Nasdaq SmallCap Market has raised concerns, in general, about securities with conversion prices which will be determined in the future, such as the Series F preferred stock. Those other concerns include whether or not a given financing arrangement would violate Marketplace Rules having to do with voting rights, bid prices of Nasdaq-listed securities and changes in control. I-Link considered these Marketplace Rules when negotiating the terms of the JNC Financing Arrangement, and believes that the JNC Financing Arrangement complies with them. However, should the Nasdaq staff differ with I-Link's determination and choose to bring a delisting proceeding against I-Link by claiming there is a violation of these rules, there can be no assurance that I-Link's common stock would not be delisted from trading on the Nasdaq SmallCap Market.

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 1

         Proposal 1 must be approved by a majority of the votes cast in order to be effective. The Board of Directors unanimously recommends a vote FOR the approval of Proposal 1.

                              OTHER PROPOSED ACTION

         The Board of Directors does not intend to bring any other matters before the Special Meeting, nor does the Board know of any matters that others intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.


         You should be aware that I-Link's By-Laws provide that no proposals or nominations of Directors by stockholders shall be presented for vote at a Special Meeting of Stockholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or I-Link's Secretary no later than the close of business on the fifth day following the day that notice of the Special Meeting is first given to stockholders.


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO VOTING.


                                       I-LINK INCORPORATED


                                       David E. Hardy, Secretary

                                      PROXY

                       SPECIAL MEETING OF STOCKHOLDERS OF

                               I-LINK INCORPORATED


                                FEBRUARY 11, 2000


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints John W. Edwards, Henry Y.L. Toh, Joseph A. Cohen, Thomas A. Keenan and David Bradford, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders to be held on February 11, 2000, at 10:00 a.m. at the Marriott Courtyard Hotel, 10701 South Holiday Park Drive, Sandy, Utah 84070, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.


1. TO APPROVE THE ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK EQUAL TO OR GREATER THAN 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE THE INITIAL ISSUANCE OF THE SERIES F PREFERRED STOCK AS SHALL BE APPROPRIATE UPON CONVERSION OF THE REMAINING OUTSTANDING SHARES OF SERIES F PREFERRED HELD BY JNC OPPORTUNITY FUND LTD. AS OF THE DATE OF THIS PROXY STATEMENT, JNC OPPORTUNITY FUND HAS RECEIVED SLIGHTLY LESS THAN 20% OF THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE THE INITIAL ISSUANCE OF THE SERIES F PREFERRED STOCK, AND IS PRECLUDED FROM CONVERTING ADDITIONAL SHARES OF THE SERIES F PREFERRED STOCK ABSENT YOUR APPROVAL.

          / / FOR                      / / AGAINST              / / ABSTAIN


                                       Signature

Dated:
      ---------------------            -------------------------------

Dated:
      ---------------------            -------------------------------
                                       Signature if held jointly


NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.